UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2018

Antilia Group, Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-216184	98-1328653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3139 W. Holcombe Blvd., Suite 2026, Houston, TX 77025

(Address of principal executive offices)

(832) 501-2573

(Registrant’s telephone number, including area code)

Calle Duarte, No. 6, Sosua, Dominican Republic, 829-217-2262

(Registrant’s former address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective July 12, 2018, Antilia Group, Corp. (the “Company”) dismissed Michael Gillespie & Associates, PLLC (the “Former Accountant”) as the Company’s principal accountant. The Former Accountant’s report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The Company does not have an audit or similar committee of the Company’s board of directors (the “Board”). The decision to dismiss the Former Accountant was approved by the Company’s Board.

Effective July 12, 2018, the Company engaged BF Borgers CPA PC as the Company’s principal accountant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Michael Gillespie & Associates, PLLC

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2018	ANTILIA GROUP, CORP.

	By:	/s/ Robert Qin Peng
	Name:	Robert Qin Peng
	Title:	President, Treasurer, Secretary and Director

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